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                                                                      Exhibit 10


                                 AMENDMENT NO. 1
                                       TO
          AMERIGAS PROPANE, INC. EXECUTIVE EMPLOYEE SEVERANCE PAY PLAN



         This Amendment No. 1, dated as of April 30, 1998, amends that certain AmeriGas Propane, Inc. Executive Employee Severance Pay Plan ("the Plan") dated as of January 27, 1997.

                                   BACKGROUND

         AmeriGas Propane, Inc. has approved a change in the minimum benefit payable under the Plan. The purpose of this Amendment is to make that change in the Plan.

         NOW THEREFORE, the Plan is amended as follows:

         Section 1. Amendment and Restatement. The last sentence of Section 4.01 of the Plan is hereby amended and restated in its entirety as follows:

                           Notwithstanding the foregoing language, the minimum
                  payment pursuant to this Plan shall not be less than six (6) months of base salary at the level in effect on the beginning of the quarter immediately preceding the Employment Termination Date, without regard for target bonus, for Participants in employment grades 36 and 37, and one (1) year's base salary in effect on the beginning of the quarter immediately preceding the Employment Termination Date, without regard for target bonus, for Participants in employment grades 38 and higher.

         Section 2. Effect of Amendment. All other terms and conditions of the Plan shall remain unaffected by this Amendment No. 1 and are ratified and confirmed.

         Section 3. Definitions. Capitalized terms used in this Amendment No. 1, but not defined shall have the meanings ascribed to those terms in the Plan.


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         IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment, an appropriate officer of the Company has caused this Amendment to be executed as of April 30, 1998.


Attest:                                   AMERIGAS PROPANE, INC.



By:  /s/ Robert H. Knauss                 By: /s/ Diane L. Carter
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        Robert H. Knauss                       Diane L. Carter
        Secretary                              Vice President - Human Resources


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